Schedule A

							Rate Type/ Subtype
Trade Date	CUSIP	Settlement Date	Maturity Date	Next Pay Date	Call Type	Call Style Desc	Desc	Next Call Date	Coupon Percent	FHLBank Par
06-Nov-07	3133XMZV6	21-Nov-07	21-Nov-17	21-May-08	Optional Principal Redemption	Bermudan	Fixed Constant	21-Nov-08	5.5	$15,000,000
06-Nov-07	3133XN3A5	19-Nov-07	19-Nov-10	19-May-08	Optional Principal Redemption	Bermudan	Fixed Step Up	19-Nov-08	4.5	$20,000,000
06-Nov-07	3133XMZE4	14-Nov-07	14-May-13	14-May-08	Optional Principal Redemption	European	Fixed Constant	14-Nov-08	5	$15,000,000
06-Nov-07	3133XMZP9	15-Nov-07	15-Aug-11	15-May-08	Optional Principal Redemption	European	Fixed Constant	15-Aug-08	4.8	$10,000,000
06-Nov-07	3133XMZP9	15-Nov-07	15-Aug-11	15-May-08	Optional Principal Redemption	European	Fixed Constant	15-Aug-08	4.8	$15,000,000
06-Nov-07	3133XMZP9	15-Nov-07	15-Aug-11	15-May-08	Optional Principal Redemption	European	Fixed Constant	15-Aug-08	4.8	$15,000,000
06-Nov-07	3133XMZQ7	13-Nov-07	13-Aug-10	13-May-08	Optional Principal Redemption	European	Fixed Constant	13-Aug-08	4.65	$15,000,000
06-Nov-07	3133XMZQ7	13-Nov-07	13-Aug-10	13-May-08	Optional Principal Redemption	European	Fixed Constant	13-Aug-08	4.65	$25,000,000
06-Nov-07	3133XMZS3	28-Nov-07	28-Nov-12	28-May-08	Optional Principal Redemption	Bermudan	Fixed Constant	28-May-08	5	$15,000,000
06-Nov-07	3133XMZU8	15-Nov-07	15-Nov-12	15-May-08	Optional Principal Redemption	Bermudan	Fixed Step Up	15-Feb-08	5	$10,000,000
06-Nov-07	3133XMZU8	15-Nov-07	15-Nov-12	15-May-08	Optional Principal Redemption	Bermudan	Fixed Step Up	15-Feb-08	5	$10,000,000
06-Nov-07	3133XMZU8	15-Nov-07	15-Nov-12	15-May-08	Optional Principal Redemption	Bermudan	Fixed Step Up	15-Feb-08	5	$15,000,000
06-Nov-07	3133XMZV6	21-Nov-07	21-Nov-17	21-May-08	Optional Principal Redemption	Bermudan	Fixed Constant	21-Nov-08	5.5	$15,000,000
06-Nov-07	3133XMZW4	16-Nov-07	16-Nov-09	16-May-08	Optional Principal Redemption	Bermudan	Fixed Constant	16-May-08	4.625	$15,000,000
06-Nov-07	3133XMZX2	19-Nov-07	19-Nov-14	19-May-08	Optional Principal Redemption	Bermudan	Fixed Constant	19-Nov-09	5.1	$15,000,000
06-Nov-07	3133XMZY0	19-Nov-07	19-Nov-09	19-May-08	Optional Principal Redemption	Canary	Fixed Step Up	19-Feb-08	4.75	$150,000,000
06-Nov-07	3133XMZZ7	13-Nov-07	13-Nov-08	13-May-08	Optional Principal Redemption	European	Fixed Constant	13-May-08	4.5	$35,000,000
06-Nov-07	3133XN2J7	28-Nov-07	28-Nov-22	28-May-08	Optional Principal Redemption	Bermudan	Fixed Step Up	28-Nov-08	5.5	$15,000,000
06-Nov-07	3133XN2J7	28-Nov-07	28-Nov-22	28-May-08	Optional Principal Redemption	Bermudan	Fixed Step Up	28-Nov-08	5.5	$15,000,000
06-Nov-07	3133XN2M0	14-Nov-07	14-Nov-08	14-Nov-08	Optional Principal Redemption	European	Fixed Constant	14-May-08	4.57	$250,000,000
06-Nov-07	3133XN2R9	14-Nov-07	14-Apr-08	14-Apr-08	Non-Callable		Fixed Constant		4.5	$15,000,000
06-Nov-07	3133XN2V0	14-Nov-07	14-Nov-17	14-May-08	Optional Principal Redemption	Bermudan	Fixed Constant	14-May-08	5.6	$25,000,000
06-Nov-07	3133XN2Z1	21-Nov-07	21-Nov-19	21-May-08	Optional Principal Redemption	Bermudan	Fixed Step Up	21-Nov-08	5.25	$15,000,000
06-Nov-07	3133XMZU8	15-Nov-07	15-Nov-12	15-May-08	Optional Principal Redemption	Bermudan	Fixed Step Up	15-Feb-08	5	$15,000,000
05-Nov-07	3133XMYH8	13-Nov-07	13-May-09	13-May-08	Optional Principal Redemption	European	Fixed Constant	13-May-08	4.5	$15,000,000
05-Nov-07	3133XMYN5	14-Nov-07	14-Apr-08	14-Apr-08	Non-Callable		Fixed Constant		4.45	$15,000,000
05-Nov-07	3133XMYE5	28-Nov-07	28-Nov-12	28-May-08	Optional Principal Redemption	Canary	Fixed Step Up	28-Feb-08	4.75	$15,000,000
05-Nov-07	3133XMYS4	14-Nov-07	14-Apr-08	14-Apr-08	Non-Callable		Fixed Constant		4.5	$50,000,000
05-Nov-07	3133XMYT2	21-Nov-07	21-Nov-22	21-May-08	Optional Principal Redemption	Bermudan	Fixed Step Up	21-Nov-08	5.25	$15,000,000
05-Nov-07	3133XMYS4	14-Nov-07	14-Apr-08	14-Apr-08	Non-Callable		Fixed Constant		4.5	$25,000,000
05-Nov-07	3133XMZ87	20-Nov-07	20-Nov-12	20-May-08	Optional Principal Redemption	Bermudan	Fixed Step Up	20-Feb-08	5	$50,000,000

(1) Call/Amortizing Type Description:

Optional Principal Redemption bonds (callable bonds) may be redeemed by the FHLBank in whole or in part at its discretion on predetermined call dates, according to the terms of the bond.

Indexed Amortizing Notes (indexed principal redemption bonds) repay principal based on a predetermined amortization schedule or formula that is linked to the level of a certain index, according to the terms of the bond.

Scheduled Amortizing Notes repay principal based on a predetermined amortization schedule, according to the terms of the bond.

(2) Call Style Description:

Indicates whether the consolidated obligation is redeemable at the option of the FHLBank, and if so redeemable, the type of redemption provision. The types of redemption provisions are:

American Bonds are redeemable continuously on and after the first redemption date and until maturity.

Bermudan Bonds are redeemable on specified recurring dates on and after the first redemption date, until maturity.

European Bonds are redeemable on a particular date only.

Canary Bonds are redeemable on specified recurring dates on and after the first redemption date until a specified date prior to maturity.

Multi-European Bonds are redeemable on particular dates only.

(3)	Rate Type Description:

Conversion Bonds have coupons that convert from fixed to variable, or variable to fixed, or a mix of capped coupons and non-capped coupons, or from one variable type to another, or from one U.S. or other currency index to another, according to the terms of the bond.

Fixed Bonds generally pay interest at constant or stepped fixed rates over the life of the bond, according to the terms of the bond.

Variable Bonds may pay interest at different rates over the life of the bond, according to the terms of the bond.

(4)	Rate Sub-Type Description:

Constant bonds generally pay interest at fixed rates over the life of the bond, according to the terms of the bond.

Step Down bonds generally pay interest at decreasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up bonds generally pay interest at increasing fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Step Up/Down bonds generally pay interest at various fixed rates for specified intervals over the life of the bond, according to the terms of the bond.

Capped Floater bonds have an interest rate that cannot exceed a stated or calculated ceiling, according to the terms of the bond.

Stepped Floater bonds pay interest based on an increasing spread over an index, according to the terms of the bond.

Range bonds may pay interest at different rates depending upon whether a specified index is inside or outside a specified range, according to the terms of the bond.

Single Index Floater bonds pay interest at a rate that increases as an index rises and decreases as an index declines, according to the terms of the bond.

Ratchet Floater bonds pay interest subject to increasing floors, according to the terms of the bond, such that subsequent coupons may not be lower than the previous coupon.